Peoples BANCORP®

Nasdaq: PEBO

Investor Presentation

1st Quarter 2018

Safe Harbor Statement

Statements in this presentation which are not historical are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include discussions of the strategic plans and objectives or anticipated future performance and events of Peoples Bancorp Inc. ("Peoples").

The information contained in this presentation should be read in conjunction with Peoples' Annual Report on Form 10-K for the fiscal year ended December 31, 2017 (the "2017 Form 10-K") and Quarterly Report on Form 10-Q for the quarter ended March 31, 2018, filed with the Securities and Exchange Commission ("SEC"), which is available on the SEC's website (www.sec.gov) or at Peoples' website (www.peoplesbancorp.com).

Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in Peoples' 2017 Form 10-K under the section, "Risk Factors" in Part I, Item 1A. As such, actual results could differ materially from those contemplated by forward-looking statements made in this presentation. Management believes that the expectations in these forward-looking statements are based upon reasonable assumptions within the bounds of management's knowledge of Peoples' business and operations. Peoples disclaims any responsibility to update these forward-looking statements to reflect events or circumstances after the date of this presentation.

Overview

- Profile and Investment Rationale
- Acquisition
- Strategy
- Q1 2018 Performance
- Appendix

Profile and Investment Rationale

Corporate Profile

- **Financial holding company headquartered in Marietta, Ohio.**
  - Provides a broad range of banking, insurance, and investment services
- **Current snapshot:**
  - Assets: $3.6 billion; Loans: $2.4 billion
  - Deposits: $2.8 billion
  - Market capitalization: $734 million
  - Assets Under Admin/Mgmt: $2.3 billion
- **Current footprint**
  - Demographics:
    - Median income: $44,962
  - Key industries:
    - Health care
    - Manufacturing (plastics/petrochemicals)
    - Oil/gas/coal activities (shale opportunities)
    - Education and social services
    - Tourism
  - Unemployment:
    - OH: 4.3%
    - WV: 5.9%
    - KY: 4.4%
    - US: 4.1%



OH
Cleveland
Beachwood
77
Mount Vernon
Coshocton
New Philadelphia
Worthington
Newark
Columbus
Zanesville
70
Lancaster
Centerville
71
33
Chillicothe
New Vienna
Hillsboro
Jackson
32
Cincinnati
Marietta
50
Morgantown
79
Ashland
Huntington
Charleston
WV
64
77
KY
Pikeville

Market data as of April 24, 2018
Unemployment data as of March 2018
Financial data as of March 31, 2018

Investment Rationale

- **Unique community banking model**
  - Greater revenue diversity (34% fee-based) than the average $1 - 10 billion bank
  - Strong community reputation and active involvement
  - Local market teams capable of out-maneuvering larger banks
  - More sophistication and product breadth than smaller banks (insurance, retirement plans, swaps, etc.)
- **Strong, diverse fee-based businesses**
  - 20th largest bank-owned insurance agency, with expertise in commercial, personal, life & health
  - Wealth management – $2.3 billion in assets under administration and management, including brokerage, trust, and retirement planning
- **Capacity to grow our franchise**
  - Strong capital and fundamentals to support M&A strategy
  - Proven integration capabilities and scalable infrastructure
- **Committed to disciplined execution**
  - Strong, integrated enterprise risk management process
  - Dedicated to delivering positive operating leverage
  - Focused on business line performance contribution, operating efficiency, and credit quality
- **Attractive dividend opportunity**
  - Targeting 40% to 50% payout ratio
  - Dividend paid increased from $0.15 per share for Q1 2016 to $0.28 per share for Q1 2018, which will be paid during Q2 2018, on earnings per share of $0.64.

Acquisition

ASB Financial Corp Acquisition

AMERICAN SAVINGS BANK, fsb

ASB Financial Corp merged into Peoples on April 13, 2018

Six full-service bank branches in the Portsmouth and Cincinnati, Ohio regions, and two loan production offices in the Cincinnati, Ohio region

Transaction Summary	
Consideration:	$41.5 million
Cost savings:	35% 2018 Phase-in = 75% 2019 Phase-in = 100%
Loan credit mark:	1.40% (negative)
Loan interest rate mark:	0.60% (positive)
One-time costs:	$8.5 million

Financial Summary as of 4/13/18

- Total assets = $315.1 million
- Total loans = $243.5 million
- Total deposits = $229.4 million

Financial Impact - TBD

- Full Year 1 EPS Accretion of about 6%
- Tangible book earn-back < 2 years
- Price / LTM earnings = 14.9 x

Strategy

Strategic Road Map

"Best Community Bank in America"

- Commitment to Superior Shareholder Returns
- Great Place to Work
- Great Place to Bank
- Meaningful Impact on Our Communities

Responsible Risk Management	Extraordinary Client Experience	Profitable Revenue Growth	First-Class Workplace
• Our Way of Life • Asset Quality • Compliance / Regulatory • Operational Risk • Information Security • Change Management • Execution Risk • Reputational Risk	• Broad Delivery Channels • Delight the Customer • Knowledgeable, Caring Associates Consistently Delivering Competent Advice / Solutions • Consistent Experience at Every Touch Point • DWYSYWD • Relationship Reviews / VIP Calls; Value Added	• Understand Customer Needs • Sales & Service Process • Define the Ideal Client Profile for New Relationships • Best Client Retention • Deepen Relationships / Cross Sell • Seek Client Referrals • M & A	• Right People / Right Job • Appetite for Winning • Culture of Learning • Coaching / Development • No Whiners / No Excuses • Accountability / Performance Metrics • Reward / Recognition

How we do it:

1. **Create a Winning Culture:** Embrace change / be active learners / help each other win / communicate effectively
2. **Human Capital Development:** Define the behaviors and goals / provide the training / measure / coach / reward
3. **Pricing Discipline:** Focus on the risk adjusted margin / fair prices, fair returns
4. **Operating Efficiencies:** Quest for continuous improvement / revenue growth faster than expense growth
5. **Merger Integration:** Manage the risk / retain and grow the revenue / lower the cost / delight the community

Strategic Priorities

Positive Operating Leverage	• Focused on sustainable revenue growth • Disciplined expense management • Expand revenue vs expense growth gap beyond 2% • Drive core efficiency ratio toward 60%	See page 17 See page 18 See page 19 See page 20
Superior Asset Quality	• Preserve key metrics superior to most of our peers • Balance growth with prudent credit practices • Improve diversity within the loan portfolio	See page 21 See page 22 See page 24
High Quality Balance Sheet	• Achieve meaningful loan growth each year • Maintain emphasis on core deposit growth • Adjust earning asset mix by shifting investments to loans • Prudent use of capital (dividends, share repurchases & acquisitions)	See page 25 See page 26 See page 27 See page 28

Strategic Targets

	Metrics	YTD 3/31/17	YTD 3/31/18	5-Year Strategic Target Range *	Status as of 3/31/18
Improve Asset Quality	NPAs as a percent of total loans and OREO (1)	0.98%	0.72%	0.70% to 1.00%	✓
	Net charge-offs as a percent of average total loans (2)	0.11%	0.34%	0.30% to 0.50%	✓
Adjust Balance Sheet Mix	Loans to total assets	65.03%	66.09%	65.0% to 72.5%	✓
	Loans to deposits	83.25%	85.40%	87.5% to 92.5%	
	DDAs to deposits	39.87%	41.07%	40.0% to 45.0%	✓
	Borrowings to total funding	9.40%	10.41%	10.0% to 15.0%	✓
High Quality, Diversified Revenue Stream	Total revenue growth versus prior year period	3.76%	9.87%	4% to 7%	✓
	Fee-based income to total revenue	33.10%	33.66%	35% to 40%	
Strong Capital Position	Equity to assets	12.81%	12.57%	12% to 14%	✓
	Tangible equity to tangible assets (3)	8.98%	8.97%	8% to 9%	✓
Operating Leverage	Net interest margin (2)(4)	3.66%	3.55%	3.50% to 3.65%	✓
	Efficiency ratio (3)	64.89%	61.75%	Below 60%	
Execute on Strategies	Return on average stockholders' equity (2)	8.14%	10.48%	11.5% to 12.5%	
	Return on average assets (2)	1.04%	1.32%	1.40% to 1.50%	
	Pre-provision net revenue to total average assets (2)(3)	1.52%	1.81%	Over 1.80%	✓
	Dividend payout (5)	41.25%	40.64%	40% to 50%	✓

(1) Nonperforming loans include loans 90+ days past due and accruing, renegotiated loans and nonaccrual loans. Nonperforming assets include nonperforming loans and OREO.
(2) Annualized
(3) Non-GAAP financial measure. See Appendix
(4) Information presented on a fully tax-equivalent basis.
(5) Dividend data reflects amounts declared with respect to earnings for the period indicated.

* Current 5 Year Strategy Planning Period = 2017-2021

Our Capabilities

	National Banks						***Community Banks***				
Online Channel	Chase	Wells Fargo	Bank of America	PNC	Huntington	PEOPLES BANCORP	City National	Community Trust	WesBanco	Park National	United Bank
Bill Pay	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Online Account Opening	Yes	Yes	Yes	Yes	Yes	Yes ★	Yes	No	No	Yes	Yes
Online Loan Applications	Yes	Yes	Yes	Yes	Yes	Yes ★	Yes	No	No	No	Yes
Online Financial Management	No	Yes	Yes	Yes	No	Yes ★	No	No	No	No	No
ACH, Wires Stop Payments	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Positive Pay	Yes	Yes	Yes	Yes	Yes	Yes	Yes	No	No	Yes	Yes
Tax Services	Yes	Yes	Yes	Yes	Yes	Yes ★	No	No	No	No	Yes
Mobile Channel											
Text Alerts	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Bill Pay-Specific to Mobile	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
iPhone/iPad/Android Apps	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Amazon Kindle App	Yes	Yes	No	Yes	No	Yes ★	No	No	Yes	No	Yes
Text Banking	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Mobile Deposit Capabilities	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Apple Pay	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	No	Yes
Samsung Pay	Yes	Yes	Yes	Yes	Yes	Yes	No	Yes	Yes	Yes	Yes
Social Media Channel											
Facebook	Yes	Yes	Yes	Yes	Yes	Yes	Yes	No	Yes	Yes	No
Twitter	Yes	Yes	Yes	Yes	Yes	Yes	Yes	No	Yes	Yes	No
YouTube	Yes	Yes	Yes	Yes	Yes	Yes ★	No	No	No	Yes	Yes
LinkedIn	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes	Yes
Other Channels											
Prepaid Debit Card	Yes	Yes	No	Yes	No	Yes ★	No	Yes	No	No	No
Prepaid Gift Card	No	No	Yes	Yes	No	Yes ★	No	Yes	Yes	No	No
Employer-Loaded PayCards	Yes	Yes	Yes	Yes	No	Yes ★	No	No	No	No	No

★ Indicates Peoples has advantage over Community Bank group

Peoples BANCORP

Information accurate as of April 27, 2018.

Peoples Market Insight

- **Strongest deposit market share positions in more rural markets where we can affect pricing**
- **Presence near larger cities puts us in position to capture lending opportunities in more urban markets (e.g. Cleveland, Akron, Canton, Cincinnati and Columbus)**


OHIO
Cleveland-Elyria, OH
Akron, OH
Mount Vernon, OH
Coshocton, OH
Columbus, OH
Zanesville, OH
Cambridge, OH
Dayton, OH
Marietta, OH
Wilmington, OH
Athens, OH
Cincinnati, OH-KY-IN
Jackson, OH
Parkersburg-Vienna, WV
Point Pleasant, WV-OH
WEST VIRGINIA
Huntington-Ashland, WV-KY-OH

Note: Green areas represent more urban population centers

MSA Name	Total Deposits in Market ($000)*	MSA Rank	MSA Share
Marietta, OH	$679,417	1	42.8%
Wilmington, OH	$224,112	1	38.4%
Cambridge, OH	$217,769	1	34.8%
Coshocton, OH	$110,923	2	25.0%
Point Pleasant, WV-OH	$106,861	3	11.3%
Athens, OH	$82,173	3	12.0%
Jackson, OH	$64,567	3	15.1%
Parkersburg-Vienna, WV	$99,356	7	6.0%
Zanesville, OH	$23,348	8	1.5%
Mount Vernon, OH	$12,707	9	1.3%
Cincinnati, OH-KY-IN	$361,298	16	0.3%
Akron, OH	$91,044	16	0.7%
Huntington-Ashland, WV-KY-OH	$122,244	17	2.3%
Cleveland-Elyria, OH	$98,069	23	0.2%
Dayton, OH	$9,508	24	0.1%
Columbus, OH	$84,162	31	0.1%
Total MSA	**$2,387,558**		
Non-MSA	$306,439		
Total PEBO	**$2,693,997**		

*Source: S&P Global Market Intelligence @ 6/30/17
From Annual Summary of Deposits Report

Q1 2018 Performance

First Quarter 2018 Highlights

- **Reported first quarter earnings of $11.7 million**
- **Grew loans by 7% compared to March 31, 2017, with strong performance in commercial lending**
- **Grew deposits by 4% compared to March 31, 2017, with strong performance in DDAs, which increased by 7%**
- **Core efficiency ratio below 62% via expense control**
- **Maintained stable credit quality with costs mainly driven by loan growth**
  - Nonperforming loans declined $4.1 million, or 19%, compared to March 31, 2017
  - Classified loans, those categorized as substandard or doubtful, decreased $11.8 million, or 21%, compared to March 31, 2017
- **Fee income at 34% of total revenue**

Total Revenue Growth

12% increase in total revenue from Q1-16 to Q1-18



$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
(thousands) Not to scale
$13,054
$12,367
$13,538
$12,111
$13,334
$13,590
$12,610
$13,119
$14,894
$25,767
$26,308
$26,123
$26,667
$26,945
$28,090
$29,220
$29,122
$29,359
Q1-16
Q2-16
Q3-16
Q4-16
Q1-17
Q2-17
Q3-17
Q4-17
Q1-18
Net Interest Income
Fee-Based Income

Core Non-Interest Expense *



Eight consecutive quarters of well-controlled expenses
(thousands) Not to scale
$29,000
$27,000
$25,000
$23,000
$21,000
$19,000
$17,000
$15,000
$26,415
$26,419
$26,536
$27,331
$26,680
$26,558
$26,823
$28,072
$26,854
Q2-16
Q3-16
Q4-16
Q1-17
Q2-17
Q3-17
Q4-17
Q1-18
Quarterly Average

* Non-GAAP financial measure. See Appendix.

Operating Leverage

Operating leverage is the difference between total revenue growth and non-interest expense growth, on a percentage basis.

Versus the same quarter in the prior year, operating leverage has been positive for seven of the past eight quarters.



15%
10%
5%
0%
-5%
13%
3%
2%
0%
7%
7%
8%
7%
Q2-16
Q3-16
Q4-16
Q1-17
Q2-17
Q3-17
Q4-17
Q1-18

Versus the prior year, operating leverage was positive for fiscal years 2016 and 2017, and for the year-to-date period through March 31, 2018.



16%
14%
12%
10%
8%
6%
4%
2%
0%
15%*
5%
7%
FY-16
FY-17
YTD-18

- The comparison to the full year of 2015 was impacted by one-time costs related to the acquisition of NB&T Financial Group, Inc., which closed on March 6, 2015. Therefore, operating leverage was significantly higher for 2016.

Core Efficiency Ratio

Efficiency ratio has improved as a result of expense control and revenue growth



66.00%
65.00%
64.00%
63.00%
62.00%
61.00%
60.00%
64.85%
63.28%
64.83%
64.89%
61.19%
60.74%
60.71%
61.42%
Q2-16 Q3-16 Q4-16 Q1-17 Q2-17 Q3-17 Q4-17 Q1-18
5% Improvement from Q1 2016 to Q4 2017



68.00%
67.00%
66.00%
65.00%
64.00%
63.00%
62.00%
61.00%
60.00%
59.00%
58.00%
67.49%
64.30%
61.85%
61.42%
FY-15 FY-16 FY-17 YTD-18
9% Improvement from FY 2015 to FY 2017

- The Core Efficiency Ratio is a non-GAAP financial measure (see Appendix). It excludes acquisition costs, system upgrade costs, pension settlement charges, severance charges and certain other non-core expenses.

Peoples BANCORP

Improvement in Key Metrics

Peoples' focus on steadily growing loans and deposits, managing expenses, and increasing operating leverage has resulted in improvement in key financial metrics.



Return on Average Assets
Quarter
Year
1.50%
1.40%
1.30%
1.20%
1.10%
1.00%
0.90%
0.80%
1.04%
1.12%
1.22%
1.00%
1.32%
1.10%
1.32%
Q1-17
Q2-17
Q3-17
Q4-17
Q1-18
FY-17
YTD-18



Return on Average Tangible Stockholders' Equity*
Quarter
Year
17.00%
16.00%
15.00%
14.00%
13.00%
12.00%
11.00%
10.00%
12.95%
13.71%
14.58%
12.09%
16.14%
13.33%
16.14%
Q1-17
Q2-17
Q3-17
Q4-17
Q1-18
FY-17
YTD-18



Tangible Book Value Per Share
$17.20
$17.00
$16.80
$16.60
$16.40
$16.20
$16.00
$15.80
$16.28
$16.78
$17.15
$17.17
$17.04
Q1-17
Q2-17
Q3-17
Q4-17
Q1-18



PPNR
PPNR to Total Average Assets
Quarter
Year
$65,000
$62,000
$59,000
$56,000
$53,000
$50,000
$47,000
$44,000
1.90%
1.85%
1.80%
1.75%
1.70%
1.65%
1.60%
1.55%
1.50%
1.52%
1.72%
1.71%
1.65%
1.81%
1.65%
1.81%
Q1-17
Q2-17
Q3-17
Q4-17
Q1-18
FY-17
YTD-18

Return on average assets, return on average tangible stockholders' equity, PPNR and PPNR to total average assets are presented on an annualized basis. Return on average tangible stockholders' equity, tangible book value per share, PPNR and PPNR to total average assets are non-GAAP financial measures (see Appendix).

*The tax effect of amortization of other intangible assets, which is part of this calculation, uses a 21% federal statutory corporate income tax rate for the quarter and year-to-date period ended March 31, 2018, and a 35% federal statutory corporate income tax rate for all other periods shown.

Asset Quality – NPAs/Assets

Nonperforming assets (NPAs) as a percentage of total assets have consistently been superior to Midwest banks with $1 - $10 billion in total assets.


1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
NPAs / Assets
.71%
.76%
.51%
.47%
.53%
.62%
.68%
.58%
.54%
.50%
.49%
0.45% *
Q2-15
Q3-15
Q4-15
Q1-16
Q2-16
Q3-16
Q4-16
Q1-17
Q2-17
Q3-17
Q4-17
Q1-18
$1-10 billion Midwest Banks
Peoples Bank

Source: S&P Global Market Intelligence. Non-performing assets are defined as nonaccrual loans plus troubled debt restructurings plus other-real estate owned.

- Peer data as of March 31, 2018 is not yet available.

Asset Quality

Criticized and Classified loan levels remain reasonable



$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
33.3%
30.4%
29.9%
30.1%
32.3%
27.4%
25.6%
32.2%
16.2%
16.5%
17.4%
16.8%
15.4%
11.7%
13.1%
12.4%
$15,582
$19,346
$21,325
$18,293
$16,921
$16,219
$15,692
$16,202
Q2-16
Q3-16
Q4-16
Q1-17
Q2-17
Q3-17
Q4-17
Q1-18
Nonaccrual Loans
Criticized Loans / Tier 1 Capital + ALLL *
Classified Loans / Tier 1 Capital + ALLL *

* In accordance with Securities and Exchange Commission reporting methodologies. Criticized loans includes loans categorized as special mention, substandard or doubtful. Classified loans includes loans categorized as substandard or doubtful.

Loan Composition

Loan Portfolio (Excluding Deposit ODs)


Consumer, direct 2.8%
Construction 4.5%
HELOCs 4.5%
Consumer, Indirect 14.5%
CRE 32.6%
Residential Real Estate 20.7%
C & I 20.4%

Total Commercial Portfolio*


Retail 7.3%
Energy 1.3%
Other 91.4%

Data as of March 31, 2018

*Includes CRE, C&I, and Construction

Total Loan Growth

Total loans were up 7% over March 31, 2017



($millions) Not to scale
$2,450
$2,400
$2,350
$2,300
$2,250
$2,200
$2,150
$2,100
$2,050
$2,000
$2,250
$2,294
$2,327
$2,357
$2,402
Q1-17
Q2-17
Q3-17
Q4-17
Q1-18

Deposit Growth

Total deposits were up 4% over March 31, 2017
Demand deposit accounts (DDAs) represented 41% of total deposits as of March 31, 2018, versus 40% as of March 31, 2017



$2,702
$2,677
$2,665
$2,730
$2,813
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
($millions)
40%
40%
42%
42%
41%
DDAs
Q1-17
Q2-17
Q3-17
Q4-17
Q1-18
Non-interest bearing DDAs
Interest-bearing DDAs
Retail certificates of deposit
Money market deposit accounts
Savings accounts
Brokered certificates of deposit
Governmental deposit accounts

Earning Asset Mix

Since 2013, the percentage of earning assets composed of investments has decreased, while the percentage composed of loans has increased.



$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
Total Earning Assets
80%
70%
60%
50%
40%
30%
20%
Percentage of total Earning Assets
64%
69%
70%
72%
73%
73%
36%
31%
30%
28%
27%
27%
FY-13
FY-14
FY-15
FY-16
FY-17
Q1-18
Investments
Loans
Investments %
Loans %

Prudent Use of Capital

- **Dividends**
  - Cash dividends declared per share increased 31%, from $0.64 for the year ended 12/31/2016 to $0.84 for the year ended 12/31/2017.
  - Dividends to be paid in Q2 2018 based on Q1 2018 earnings are $0.28 per share, which equates to a payout ratio of 44% of earnings per share.
- **Share repurchases**
  - In Q4 2015, a share repurchase program was established, authorizing Peoples to purchase up to $20 million of its outstanding common shares.
  - Through 3/31/18, a total of 279,770 shares have been repurchased at an aggregate price of $5 million.
  - Future repurchases will be made as deemed appropriate based on market conditions and other factors
- **Acquisitions**
  - One insurance acquisition and three bank acquisitions were completed in 2014.
  - One insurance acquisition and one bank acquisition were completed in 2015.
  - One investment acquisition was completed in 2016.
  - Two insurance acquisitions were completed in 2017.
  - One bank acquisition was completed in April 2018.

CRE Concentration Analysis

- **CRE exposure is well below supervisory criteria established to identify institutions with heightened CRE concentration risk**
  - Exposure levels also compare favorably to peer institution concentration levels
  - Concentration levels have improved relative to peers on a linked quarter basis



Peer Bank Subs - CRE Loans / Risk-Based Capital
400%
350%
300%
250%
200%
150%
100%
50%
0%
226%
155%*
STBA
TMP
TSC
CHCO
TMP
FDEF
FCF
CCNE
FFBC
GABC
SYBT
TMP
FFKT
Universe $1-$10 B
HBNC
FRME
UCFC
TMP
MSFG
LKFN
CTBI
FMNB
FISI
PEBO
RBCAA
PRK
THFF
CBU
SRCE

Source: S&P Global Market Intelligence, Commercial Bank Call Report Data as of 12/31/17. Per April 2013 OCC-FRB Guidance. CLD Loans defined as total loans for construction, land, and land development. CRE Loans defined as total non-owner-occupied CRE loans (including CLD)

Peoples BANCORP

- PEBO data is as of 3/31/18, but all peer data is as of 12/31/17, the most recent available.

CRE Concentration Analysis

Peer Bank Subs -- Construction, Land, and Land Development Loans / Risk-Based Capital


110%
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
46%
32% *
UCFC
FFKT
CCNE
FDEF
FRME
SYBT
STBA
TMP
TMP
FFBC
HBNC
Universe $1-$10 B
LKFN
GABC
TMP
FMNB
TMP
PEBO
FCF
THFF
PRK
CTBI
FISI
RBCAA
TSC
MSFG
CHCO
SRCE
CBU

Source: S&P Global Market Intelligence, Commercial Bank Call Report Data as of 12/31/17. Per April 2013 OCC-FRB Guidance. CLD Loans defined as total loans for construction, land, and land development. CRE Loans defined as total non-owner-occupied CRE loans (including CLD)

Peoples BANCORP

- PEBO data is as of 3/31/18, but all peer data is as of 12/31/17, the most recent available.

Business Highlights

- **Commercial Banking**
  - Average loans up 8% and average deposits up 12% from Q1 2017
  - $25 million lending "house limit" although legal limit is over $40 million
- **Retail Banking**
  - Indirect loans grew by $64 million, or 23%, since March 31, 2017
  - Consumer DDA accounts at 43% of total consumer deposits
- **Insurance**
  - Commercial Property & Casualty lines comprising 57.4% of revenue
  - Expanding Life & Health segment comprising 12.8% of revenue
- **Trust and Investments**
  - $2.3 billion in assets under administration and management, up 7% from March 2017
  - Q1 2018 fee-based income is up 14% over Q1 2017
  - Retirement planning, 401(k) administration, brokerage and trust services

Insurance & Investment Income Composition

Insurance Revenue *



Other
4.5%
Life & Health
12.8%
P&C Personal Lines
15.2%
Performance based **
10.2%
P&C Commercial Lines
57.4%

** Approximately 90% attributable to P&C Commercial Lines

Investment Revenue *



Employee Benefits
15.0%
Brokerage
30.9%
Fiduciary
54.1%

* Trailing Twelve Months from 3/31/18

Appendix

Non-GAAP Measures

PRE-PROVISION NET REVENUE

Pre-provision net revenue (PPNR) has become a key financial measure used by state and federal bank regulatory agencies when assessing the capital adequacy of financial institutions. Pre-provision net revenue is defined as net interest income plus total fee-based income minus total non-interest expense. This measure is non-GAAP since it excludes provision for loan losses and all gains and/or losses included in earnings, which are excluded from total fee-based income. PPNR represents the earnings capacity that can be either retained in order to build capital or used to absorb unexpected losses and preserve existing capital.

($ in Thousands)	Q1-17	Q2-17	Q3-17	Q4-17	Q1-18	FY-16	FY-17
Income (loss) before income taxes	$ 12,661	$ 14,180	$ 16,022	$ 14,340	$ 14,124	$ 45,282	$ 57,203
Add: Provision for loan losses	624	947	1,086	1,115	1,983	3,539	3,772
Add: Loss on debt extinguishment	–	–	–	–	–	707	–
Add: Loss on OREO	–	24	2	105	5	38	129
Add: Loss on securities	–	–	–	–	–	1	–
Add: Loss on other assets	5	11	38	39	–	406	105
Less: Gain on OREO	–	–	15	–	–	4	13
Less: Gains on securities	339	19	1,861	764	1	931	2,983
Less: Gains on other assets	3	143	–	–	79	14	158
Pre-provision net revenue	**$ 12,948**	**$ 15,000**	**$ 15,272**	**$ 14,835**	**$ 16,032**	**$ 49,024**	**$ 58,055**
Average assets *(in millions)*	$ 3,446	$ 3,490	$ 3,541	$ 3,562	$ 3,597	$ 3,320	$ 3,510
assets (a)	1.52%	1.72%	1.71%	1.65%	1.81%	1.48%	1.65%

(a) Presented on an annualized basis

Peoples BANCORP

Non-GAAP Measures

CORE FEE-BASED INCOME

Core fee-based income is a financial measure used to evaluate Peoples' recurring fee-based revenue stream. This measure is non-GAAP since it excludes the impact of system upgrade revenue waived.

($ in Thousands)	FY-15	FY-16	FY-17
Total fee-based income	$ 47,441	$ 51,070	$ 52,653
Plus: System upgrade revenue waived	-	85	-
Total non-core, fee-based income	$ -	$ 85	$ -
Core fee-based income	**$ 47,441**	**$ 51,155**	**$ 52,653**

($ in Thousands)	Q2-16	Q3-16	Q4-16	Q1-17	Q2-17	Q3-17	Q4-17	Q1-18
Total fee-based income	$ 12,367	$ 13,538	$ 12,111	$ 13,334	$ 13,590	$ 12,610	$ 13,119	$ 14,894
Plus: System upgrade revenue waived	-	-	85	-	-	-	-	-
Total non-core, fee-based income	$ -	$ -	$ 85	$ -	$ -	$ -	$ -	$ -
Core fee-based income	**$ 12,367**	**$ 13,538**	**$ 12,196**	**$ 13,334**	**$ 13,590**	**$ 12,610**	**$ 13,119**	**$ 14,894**

Non-GAAP Measures

CORE NON-INTEREST EXPENSE

Core non-interest expense is a financial measure used to evaluate Peoples' recurring expense stream. This measure is non-GAAP since it excludes the impact of system upgrade costs, acquisition-related costs, pension settlement charges, severance charges, search firm fees and legal settlement charges.

($ in Thousands)	FY-15	FY-16	FY-17
Total non-interest expense	$ 115,081	$ 106,911	$ 107,975
Less: acquisition related costs	10,722	-	341
Less: system upgrade costs	-	1,259	-
Less: pension settlement charges	459	-	242
Less: other non-core charges	592	-	-
Total non-core expenses	$ 11,773	$ 1,259	$ 583

($ in Thousands)	Q2-16	Q3-16	Q4-16	Q1-17	Q2-17	Q3-17	Q4-17	Q1-18
Total non-interest expense	$ 26,505	$ 26,842	$ 27,282	$ 27,331	$ 26,680	$ 26,558	$ 27,406	$ 28,221
Less: system upgrade costs	90	423	746	-	-	-	-	-
Less: acquisition related costs	-	-	-	-	-	-	341	149
Less: pension settlement charges	-	-	-	-	-	-	242	-
Total non-core expenses	$ 90	$ 423	$ 746	$ -	$ -	$ -	$ 583	$ 149
Core non-interest expenses	**$ 26,415**	**$ 26,419**	**$ 26,536**	**$ 27,331**	**$ 26,680**	**$ 26,558**	**$ 26,823**	**$ 28,072**

Non-GAAP Measures

EFFICIENCY RATIO

The efficiency ratio is a key financial measure used to monitor performance. The efficiency ratio is calculated as total non-interest expense (less amortization of other intangible assets) as a percentage of fully tax-equivalent net interest income plus total fee-based income. This measure is non-GAAP since it excludes amortization of other intangible assets and all gains and/or losses included in earnings (which are excluded from total fee-based income), and uses fully tax-equivalent net interest income.

($ in Thousands)	FY-15	FY-16	FY-17
Total non-interest expense	$ 115,081	$ 106,911	$ 107,975
Less: amortization of other intangible assets	4,077	4,030	3,516
Efficiency ratio numerator	**$ 111,004**	**$ 102,881**	**$ 104,459**
Net interest income, fully tax-equivalent	$ 99,588	$ 106,892	$ 115,290
Fee-based income	47,441	51,070	52,653
Efficiency ratio denominator	**$ 147,029**	**$ 157,962**	**$ 167,943**
Efficiency ratio	75.50%	65.13%	62.20%

($ in Thousands)	Q2-16	Q3-16	Q4-16	Q1-17	Q2-17	Q3-17	Q4-17	Q1-18
Total non-interest expense	$ 26,505	$ 26,842	$ 27,282	$ 27,331	$ 26,680	$ 26,558	$ 27,406	$ 28,221
Less: amortization of other intangible assets	1,007	1,008	1,007	863	871	869	913	754
Efficiency ratio numerator	**$ 25,498**	**$ 25,834**	**$ 26,275**	**$ 26,468**	**$ 25,809**	**$ 25,689**	**$ 26,493**	**$ 27,467**
Net interest income, fully tax-equivalent	$ 26,810	$ 26,620	$ 27,184	$ 27,458	$ 28,586	$ 29,680	$ 29,562	$ 29,586
Fee-based income	12,367	13,538	12,111	13,334	13,590	12,610	13,119	14,894
Efficiency ratio denominator	**$ 39,177**	**$ 40,158**	**$ 39,295**	**$ 40,792**	**$ 42,176**	**$ 42,290**	**$ 42,681**	**$ 44,480**
Efficiency ratio	65.08%	64.33%	66.87%	64.89%	61.19%	60.74%	62.07%	61.75%

Non-GAAP Measures

ADJUSTED EFFICIENCY RATIO

The adjusted efficiency ratio is a key financial measure used to monitor performance. The adjusted efficiency ratio is calculated as core non-interest expense (less amortization of other intangible assets) as a percentage of fully tax-equivalent net interest income plus core fee-based income. This measure is non-GAAP since it uses core non-interest expenses (which excludes the impact of system upgrade costs, acquisition-related costs, pension settlement charges, severance charges, search firm fees, and legal settlement charges) and core fee-based income (which excludes system upgrade revenue waived), excludes amortization of other intangible assets and all gains and/or losses included in earnings, and uses fully tax-equivalent net interest income.

($ in Thousands)	FY-15	FY-16	FY-17
Total core non-interest expenses	$ 103,308	$ 105,652	$ 107,392
Less: amortization of other intangible assets	4,077	4,030	3,516
Adjusted efficiency ratio numerator	**$ 99,231**	**$ 101,622**	**$ 103,876**
Net interest income, fully tax-equivalent	$ 99,590	$ 106,892	$ 115,290
Core fee-based income	47,441	51,155	52,653
Adjusted efficiency ratio denominator	**$ 147,031**	**$ 158,047**	**$ 167,943**
Adjusted efficiency ratio	67.49%	64.30%	61.85%

($ in Thousands)	Q2-16	Q3-16	Q4-16	Q1-17	Q2-17	Q3-17	Q4-17	Q1-18
Total core non-interest expenses	$ 26,415	$ 26,419	$ 26,536	$ 27,331	$ 26,680	$ 26,558	$ 26,823	$ 28,072
Less: amortization of other intangible assets	1,007	1,008	1,007	863	871	869	913	754
Adjusted efficiency ratio numerator	**$ 25,408**	**$ 25,411**	**$ 25,529**	**$ 26,468**	**$ 25,809**	**$ 25,689**	**$ 25,910**	**$ 27,318**
Net interest income, fully tax-equivalent	$ 26,810	$ 26,620	$ 27,184	$ 27,458	$ 28,586	$ 29,680	$ 29,562	$ 29,586
Core fee-based income	12,367	13,538	12,196	13,334	13,590	12,610	13,119	14,894
Adjusted efficiency ratio denominator	**$ 39,177**	**$ 40,158**	**$ 39,380**	**$ 40,792**	**$ 42,176**	**$ 42,290**	**$ 42,681**	**$ 44,480**
Adjusted efficiency ratio	64.85%	63.28%	64.83%	64.89%	61.19%	60.74%	60.71%	61.42%

Non-GAAP Measures

TANGIBLE EQUITY RATIOS

Peoples uses tangible capital measures to evaluate the adequacy of Peoples' stockholders' equity. Such ratios represent non-GAAP financial measures since the calculation removes the impact of goodwill and other intangible assets acquired through acquisitions on both total stockholders' equity and total assets. Management believes this information is useful to investors since it facilitates the comparison of Peoples' operating performance, financial condition and trends to peers, especially those without a level of intangible assets similar to that of Peoples. The following table reconciles the calculation of these non-GAAP financial measures to amounts reported in Peoples' consolidated financial statements.

($ in Thousdands)	Q1-17	Q2-17	Q3-17	Q4-17	Q1-18
Tangible Equity:					
Total stockholders' equity	$ 443,009	$ 451,353	$ 457,386	$ 458,592	$ 456,815
Less: goodwill and other intangible assets	145,505	144,692	143,859	144,576	143,820
Tangible equity	$ 297,504	$ 306,661	$ 313,527	$ 314,016	$ 312,995
Tangible Assets:					
Total assets	$ 3,459,276	$ 3,525,126	$ 3,552,412	$ 3,581,686	$ 3,634,929
Less: goodwill and other intangible assets	145,505	144,692	143,859	144,576	143,820
Tangible assets	$ 3,313,771	$ 3,380,434	$ 3,408,553	$ 3,437,110	$ 3,491,109
Tangible Equity to Tangible Assets:					
Tangible equity	$ 297,504	$ 306,661	$ 313,527	$ 314,016	$ 312,995
Tangible assets	$ 3,313,771	$ 3,380,434	$ 3,408,553	$ 3,437,110	$ 3,491,109
Tangible equity to tangible assets	8.98%	9.07%	9.20%	9.14%	8.97%
Tangible Book Value per Share					
Tangible equity	$ 297,504	$ 306,661	$ 313,527	$ 314,016	$ 312,995
Common shares outstanding	18,270,508	18,279,036	18,281,194	18,287,449	18,365,035
Tangible book value per share	$ 16.28	$ 16.78	$ 17.15	$ 17.17	$ 17.04

Non-GAAP Measures

RETURN ON AVERAGE TANGIBLE STOCKHOLDERS' EQUITY

The return on average tangible stockholders' equity ratio is a key financial measure used to monitor performance. It is calculated as net income (less after-tax impact of amortization of other intangible assets) divided by average tangible stockholders' equity. This measure is non-GAAP since it excludes the after-tax impact of amortization of other intangible assets from earnings and the impact of goodwill and other intangible assets acquired through acquisitions on total stockholders' equity.

($ in Thousands)	Q1-17	Q2-17	Q3-17	Q4-17	Q1-18	FY-16	FY-17
Annualized Net Income Excluding Amortization of Other Intangible Assets:							
Net income	$ 8,809	$ 9,766	$ 10,895	$ 9,001	$ 11,741	$ 31,157	$ 38,471
Add: amortization of other intangible assets	863	871	869	913	754	4,030	3,516
Less: tax effect (a) of amortization of other intangible assets	302	305	304	320	158	1,410	1,231
Net income excluding amortization of other intangible assets	$ 9,370	$ 10,332	$ 11,460	$ 9,594	$ 12,337	$ 33,777	$ 40,756
Days in the period	90	91	92	92	90	366	365
Days in the year	365	365	365	365	365	366	365
Annualized net income	$ 35,725	$ 39,171	$ 43,225	$ 35,710	$ 47,616	$ 31,157	$ 38,471
Annualized net income excluding amortization of other intangible assets	$ 38,001	$ 41,442	$ 45,466	$ 38,063	$ 50,033	$ 33,777	$ 40,756
Average Tangible Stockholders' Equity:							
Total average stockholders' equity	$ 438,990	$ 447,399	$ 456,198	$ 458,648	$ 454,232	$ 432,666	$ 450,379
Less: average goodwill and other intangible assets	145,546	145,052	144,267	143,942	144,190	147,981	144,696
Average tangible stockholders' equity	$ 293,444	$ 302,347	$ 311,931	$ 314,706	$ 310,042	$ 284,685	$ 305,683

(a) Tax effect is calculated using a 21% federal statutory tax rate for quarter ended March 31, 2018, and a 35% federal statutory tax rate for all other periods shown.

Non-GAAP Measures

RETURN ON AVERAGE TANGIBLE STOCKHOLDERS' EQUITY

The return on average tangible stockholders' equity ratio is a key financial measure used to monitor performance. It is calculated as net income (less after-tax impact of amortization of other intangible assets) divided by average tangible stockholders' equity. This measure is non-GAAP since it excludes the after-tax impact of amortization of other intangible assets from earnings and the impact of goodwill and other intangible assets acquired through acquisitions on total stockholders' equity.

($ in Thousands)	Q1-17	Q2-17	Q3-17	Q4-17	Q1-18	FY-16	FY-17
Return on Average Stockholders' Equity Ratio:							
Annualized net income	$ 35,725	$ 39,171	$ 43,225	$ 35,710	$ 47,616	$ 31,157	$ 38,471
Average stockholders' equity	$ 438,990	$ 447,399	$ 456,198	$ 458,648	$ 454,232	$ 432,666	$ 450,379
Return on average stockholders' equity	8.14%	8.76%	9.47%	7.79%	10.48%	7.20%	8.54%
Return on Average Tangible Stockholders' Equity Ratio:							
Annualized net income excluding amortization of other intangible assets	$ 38,001	$ 41,442	$ 45,466	$ 38,063	$ 50,033	$ 33,777	$ 40,756
Average tangible stockholders' equity	$ 293,444	$ 302,347	$ 311,931	$ 314,706	$ 310,042	$ 284,685	$ 305,683
Return on average tangible stockholders' equity	12.95%	13.71%	14.58%	12.09%	16.14%	11.86%	13.33%